UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 11, 2006
                                                 -------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)

       11501 Northeast Expressway
         Oklahoma City, Oklahoma                                  73131
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)



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        (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 11, 2006, Paul Biddleman, Michael Gellert and Francois Letaconnoux resigned from the Board of Directors (the "Board") of Six Flags, Inc. (the "Company").

    On January 18, 2006, Michael Kassan resigned from the Board.

(d) On January 11, 2006, the Board unanimously voted to add C.E. Andrews, Mark Jennings and David Pauken as directors (the "New Directors"). The New Directors are "continuing directors" under the Company's indentures and other change of control provisions.

      The Board has made the following committee assignments: (i) Harvey Weinstein, Dave Pauken and Mark Jennings to be on the Compensation Committee;
(ii) Mark Jennings, Jack Kemp and Dwight Schar to be on the Nominating and Corporate Governance Committee; (iii) C.E. Andrews and Dave Pauken to be on the Audit Committee and (iv) Robert McGuire, Daniel Snyder and Mark Shapiro to be on the Executive Committee. It is expected that Robert McGuire will also be appointed to the Audit Committee.

      A copy of the press release, dated January 12, 2006, issued by the Company announcing the election of the New Directors to the Board and the resignations of Messrs. Biddleman, Gellert and Letaconnoux is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in
Fiscal Year.

      On January 11, 2006, in connection with the appointment of the New Directors to the Board, the Board unanimously adopted a resolution amending the first sentence of Section 4.1 of the Company's bylaws, which previously provided that the Board shall consist of 10 directors, to read as follows:

      "Section 4.1. The property and business of the Company shall be managed by its Board of Directors, consisting of thirteen (13) directors or such other number of directors as may be fixed from time to time by resolution of the entire Board."

      On January 11, 2006, the Board also unanimously adopted a resolution amending Section 6.1 of the Company's bylaws, which had previously provided that directors may only receive a fixed sum and expenses related to attending meetings, to read as follows:

      "Section 6.1. For his services as director of the Company, each director, other than officers and employees of the Company, may receive such compensation per annum as shall be determined from time to time by the Board, plus an amount for each regular or special meeting of the Board. Chairmen of the Board's committees and the Lead Independent Director may receive an additional fee. Directors who would otherwise not be present in the city where the meetings of the Board, or committee of the Board, are held may be allowed such reasonable traveling expenses as are incurred by them in connection with attending any such meeting."

      The amendments became effective upon their adoption by the Board.

Item 9.01   Financial Statements and Exhibits.

      (c)   Exhibits

      3.1     Text of Amendments to the Bylaws.

     99.1     Press Release of Six Flags, Inc., dated January 12, 2006.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIX FLAGS, INC.



                                       By:   /s/ Mark Shapiro
                                          --------------------------------------
                                          Name:  Mark Shapiro
                                          Title: President & Chief Executive
                                                 Officer

Date:  January 18, 2006

                                  EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- ------------------------------------------------- --------------
      3.1     Text of Amendments to the Bylaws.                       E

     99.1     Press Release of Six Flags, Inc., dated                 E
              January 12, 2006.